UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Report to Stockholders.

(a)

Heitman US Real Estate Securities Fund

Institutional Class – HTMIX
Investor Class – HTMNX

https://mutualfunds.heitman.com/

Annual Report

December 31, 2023

(This Page Intentionally Left Blank.)

HEITMAN US REAL ESTATE SECURITIES FUND

2023 Annual Review

The US REIT market rebounded in 2023, with the FTSE NAREIT Equity Index ending the year up 13.73%. Volatility ruled the day, with the capital markets driven substantially by the evolving economic forces and the banking sector. While it may seem long ago, it was only in March of 2023 when Silicon Valley Bank failed and concerns over the banking sector developed.1 Ultimately, the US Federal Reserve (the “Fed”) needed to step in and shore up the system.2 This proved to be the REIT market’s first bout with volatility in 2023.

After these developments settled, the second bout of volatility emerged from what we believed were concerns about economic growth and sticky inflation. Core inflation, as measured year-over-year by the consumer price index (“CPI”), excluding food and energy, started 2023 at 5.7% and remained above 4.0% until the latest release in December.3 The US Federal Open Market Committee (“FOMC”) continued to respond to this target inflation by increasing its target rate up until reaching 5.25-5.50% at its July 2023 meeting,4 the last meeting with a rate increase in 2023. At this meeting, Chairman Powell indicated they are seeking proof that inflation is “durably down” and will take a “meeting-by-meeting” approach. At this time, REITs started trending down again.

The third and final bout with volatility occurred when we believe the market started to underwrite the potential for a “soft landing” in the US economy and that the FOMC might start decreasing its rates.5 Starting November 1, 2023, the US 10-year treasury rates declined 105 basis points (“bps”) to finish the year at 3.88%. This proved to be a period of strong returns for REITs where the YTD returns went from around -10% to greater than 10% for the year. Additionally, during this time, REITs outperformed the broader market.6

The US economy continued to grow throughout 2023. US non-farm payrolls increased each month during the year and increased by 2.2 million jobs.7 Other reports showed core retail sales increasing month-over-month in 10 of the 12 months, including each month after March,8 and real GDP growth during the three quarters reported thus far, with Q4 2023 expected to be positive as well.9

Performance

The Heitman US Real Estate Securities Fund gained 11.02% for the Institutional Class and 10.73% for the Investor Class over the fiscal year ended December 31, 2023, underperforming its benchmark by 271 bps and 300 bps, respectively.

The stock selection environment for 2023 can be bifurcated into pre- and post-November 1, 2023. As discussed in the above macro commentary, we believe the post-November 1, 2023, period can be characterized by speculation of Fed rate cuts and recession avoidance, which caused a near-historic reversal in the bearish REIT sentiment being expressed by hedge funds and generalist equity investors. In our view, the resulting impact on the REIT market was outperformance in sectors and specific securities, which remain fundamentally challenged, such as Sunbelt apartments and life sciences that are currently experiencing record oversupply from development. This outperformance of REITs with negative fundamentals created a difficult securities selection environment and a reversal of the strategy’s outperformance year-to-date, in our view.

[1]	https://www.federalreserve.gov/publications/2023-April-SVB-Key-Takeaways.htm
[2]	https://www.richmondfed.org/publications/research/economic_brief/2023/eb_23-35
[3]	Source: Bloomberg US CPI Urban Consumers Less Food & Energy YoY NSA
[4]	https://www.federalreserve.gov/newsevents/pressreleases/monetary20230726a.htm
[5]	Source: Bloomberg World Interest Rate Probability: Fed Funds Futures
[6]	Source: Bloomberg. Broader market = S&P 500® Total Return Index. Performance presented in USD; 10/31/2023 to 12/31/2023
[7]	Source: Bloomberg US Nonfarm Payrolls
[8]	Source: Bloomberg. Core retail sales = Adjusted Retail Sales Less Autos and Gas Stations
[9]	Source: Bloomberg. US GDP Chained Dollars QoQ SAAR

HEITMAN US REAL ESTATE SECURITIES FUND

Regarding attribution, the residential and triple net sectors outperformed. Within the residential sector, the underweight position to Sunbelt apartments in favor of coastal geographies drove the return, as the Sunbelt region faces record development deliveries. Within the triple net sector, the overweight position in Entertainment Properties Trust drove the return on a positive outcome of the Regal Cinemas bankruptcy process, a critical tenant for the REIT, resulting in favorable lease terms.

The underperformance was led by the retail sector. The overweight positions in Kimco Realty Corp and Kite Realty Group Trust and underweight position to Simon Property Group caused the retail sector underperformance. The underperformance of Kimco was a result of the announcement to acquire a competing REIT. While we believe the acquisition will add value based on our fundamental research, the market typically takes a cautious approach to the outcome. The reason for the Simon outperformance is less clear, in our view, but may be attributed to the market dynamics of the incrementally more bullish sentiment on REITs and outperformance of lower quality companies in the final months of the year.

Outlook

The outlook for US REITs remains mixed. In our view, valuations are attractive compared to private real estate appraisals and broad equities, but now appear mixed versus fixed income following the strong market rally during Q4 2023. We believe the market will continue to be data dependent in assessing the effectiveness of the restrictive monetary policy on maintaining the improved inflation readings and to the extent the policy damages economic growth.

Regarding sectors, we believe data centers, open-air retail, and senior housing remain fundamental bright spots. Data center space demand is positioned to grow due to the increasing use of artificial intelligence, with continued power availabilities limiting supply. Open-air retail REITs continue to experience strong leasing given the shortage of high-quality infill shopping centers, with additional demand from curbside pickup required for omni-channel e-commerce. Senior housing will likely remain the sector with the highest growth due to continued age demographic driven demand accompanied by low supply.

We believe larger industrial tenants have slowed leasing decisions due to lower goods consumption and recession fears. Additionally, outsized rent growth in recent years caused rent affordability issues. However, the market remains strong by historical standards to date, with the exceptions of a few markets, in our view. The slowdown in the self-storage sector is also being closely watched as home sales velocity slows and lives normalize post-pandemic. However, the decline in home mortgage rates may result in an improved existing home sales market and increase mobility. The residential sector is mixed, with Sunbelt apartment markets facing supply pressure and the impact of weakening age demographics, which currently favor the single-family rental and manufactured housing sub-sectors. The office sector remains the weakest sector, in our view, given the continued increases in market availability due to weak tenant demand and difficult debt financing markets. However, the office sector comprises less than 5% of the index.

As of the end of December, according to Heitman estimates, REITs traded at 0.1% premium to NAV, below their long-term premium average. REITs traded at a funds from operations (“FFO”) multiple of 18.5x. The dividend yield of 4.0%, and an implied cap rate of 5.9%.

Overall, Heitman remains focused on the opportunities presented in these volatile markets by focusing on stocks with identifiable catalysts and strong secular trends that are underappreciated by the market. We continue to focus on higher-quality assets and strong balance sheets while taking risks where lower-quality opportunities arise.

HEITMAN US REAL ESTATE SECURITIES FUND

US Disclosures

−
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-799-2944. The fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would be lower. As of April 30, 2023, the date of the Fund’s most recent prospectus, the gross and net expense ratios for the Institutional Class were 0.88% and 0.77%, respectively. The gross and net expense ratios for the Investor Class were 1.28 and 1.17%, respectively. The Adviser has contractually agreed to reduce its management fees through at least April 30, 2030.

−	The views and opinions in the preceding Commentary are as of the date of publication and are subject to change.

−
Mutual fund investing involves risk; principal loss is possible. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

−	There is no guarantee that any market forecast set forth in this presentation will be realized.

−
This material should not be relied upon as investment advice, does not constitute a recommendation to buy or sell a security or other investment and is not intended to predict or depict performance of any investment.

−	Quasar Distributors, LLC is the distributor of the Heitman US Real Estate Securities Fund and Heitman Real Estate Securities, LLC is the investment advisor.

−	Must be preceded or accompanied by the Prospectus.

−
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

−
The FTSE NAREIT (National Association of Real Estate Investment Trusts) Index is a total return performance index of all equity REITs tracked by FTSE NAREIT. The S&P 500® Index is an unmanaged index generally considered to be representative of the large cap segment of the market. The Indices are presented for illustrative purposes only and are not intended to imply Heitman’s past or future performance. The performance of the Indices assumes dividend reinvestment, but do not reflect transaction costs, advisory fees, custodian fees, trading costs and other costs of investment. Individuals cannot directly invest in any of the Indices described above.

HEITMAN US REAL ESTATE SECURITIES FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-799-2944. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of December 31, 2023

	One Year	Three Year	Five Year	Since Inception(1)
Institutional Class	11.02%	5.58%	7.00%	5.17%
Investor Class	10.73%	5.35%	6.76%	4.91%
FTSE NAREIT Equity REITs Total Return Index(2)	13.73%	7.21%	7.39%	5.28%

(1)	Commencement date of the Fund was of January 1, 2018.
(2)
The FTSE NAREIT Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. NAREIT is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets. One cannot invest directly in an index.

The following is expense information for the Heitman US Real Estate Securities Fund as disclosed in the Fund’s most recent prospectus updated on April 30, 2023:

Institutional Class – Gross Expenses: 0.88%; Net Expenses: 0.77%.
Investor Class – Gross Expenses: 1.28%; Net Expenses: 1.17%.

Heitman Real Estate Securities LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts,

HEITMAN US REAL ESTATE SECURITIES FUND

expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2030 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after recoupment has been taken into account, the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment. See Note 3.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 – December 31, 2023).

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid(1)
	7/1/2023	12/31/2023	(7/1/2023 to 12/31/2023)
Institutional Class
Actual(2)	$1,000.00	$1,054.30	$3.99
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.32	$3.92

Investor Class
Actual(2)	$1,000.00	$1,053.90	$5.28
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.06	$5.19

(1)
Expenses are equal to the Fund’s annualized expense ratios for the most recent six-month period of 0.77% and 1.02% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual NAV return for the six-month period ended December 31, 2023 of 5.43% and 5.39% for the Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)(1)
As of December 31, 2023
(% of Net Assets)

Top 10 REIT Holdings (Unaudited)(1)
As of December 31, 2023
(% of Net Assets)
Prologis, Inc.	10.48%
Equinix, Inc.	7.91%
Welltower, Inc.	5.26%
Extra Space Storage, Inc.	4.60%
American Tower Corp.	4.59%
Kimco Realty, Corp.	4.25%
Invitation Homes, Inc.	3.91%
Ryman Hospitality Properties, Inc.	3.58%
AvalonBay Communities, Inc.	3.32%
Gaming & Leisure Properties, Inc.	3.24%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2023

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) – 97.48%
Data Center REITs – 10.66%
Digital Realty Trust, Inc.	3,152	$424,196
Equinix, Inc.	1,520	1,224,193
		1,648,389
Diversified REITs – 2.70%
CTO Realty Growth, Inc.	5,808	100,653
Essential Properties Realty Trust, Inc.	7,648	195,483
SBA Communications Corp.	480	121,771
		417,907
Health Care REITs – 11.70%
CareTrust REIT, Inc.	6,543	146,432
Healthpeak Properties, Inc.	20,077	397,525
Medical Properties Trust, Inc.	11,171	54,850
Ventas, Inc.	7,980	397,723
Welltower, Inc.	9,024	813,694
		1,810,224
Hotel & Resort REITs – 3.58%
Ryman Hospitality Properties, Inc.	5,036	554,262

Industrial REITs – 15.33%
Prologis, Inc.	12,165	1,621,594
Rexford Industrial Realty, Inc.	8,840	495,924
STAG Industrial, Inc.	6,472	254,091
		2,371,609
Multi-Family Residential REITs – 8.85%
AvalonBay Communities, Inc.	2,745	513,919
Camden Property Trust	2,113	209,800
Equity Residential	2,652	162,196
UDR, Inc.	12,620	483,220
		1,369,135
Office REITs – 4.91%
Alexandria Real Estate Equities, Inc.	920	116,628
Boston Properties, Inc.	5,511	386,707
Cousins Properties, Inc.	10,540	256,649
		759,984
Other Specialized REITs – 6.96%
Gaming and Leisure Properties, Inc.	10,148	500,803
Iron Mountain, Inc.	5,520	386,290
Safehold, Inc.	3,300	77,220
VICI Properties, Inc.	3,534	112,664
		1,076,977

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments – Continued
December 31, 2023

	Shares	Value
Retail REITs – 16.43%
Agree Realty Corp.	6,077	$382,547
Federal Realty Investment Trust	1,648	169,826
Kimco Realty Corp.	30,879	658,031
Kite Realty Group Trust	17,849	408,028
NETSTREIT Corp.	16,583	296,007
Realty Income Corp.	7,910	454,192
Simon Property Group, Inc.	1,206	172,024
		2,540,655
Self-Storage REITs – 6.89%
Extra Space Storage, Inc.	4,435	711,064
Public Storage	1,164	355,020
		1,066,084
Single-Family Residential REITs – 4.88%
Invitation Homes, Inc.	17,746	605,316
Sun Communities, Inc.	1,110	148,352
		753,668
Telecom Tower REITs – 4.59%
American Tower Corp.	3,290	710,245
Total Real Estate Investment Trusts (REITs)
(Cost $13,708,590)		15,079,139

COMMON STOCKS – 1.53%
Real Estate Management & Development – 1.53%
Tricon Residential, Inc.(a)	26,078	237,310
Total Common Stocks
(Cost $226,016)		237,310

SHORT-TERM INVESTMENT – 0.94%
Money Market Fund – 0.94%
First American Treasury Obligations Fund, Class X, 5.28%(b)	145,464	145,464
Total Short-Term Investment
(Cost $145,464)		145,464
Total Investments
(Cost $14,080,070) – 99.95%		15,461,913
Other Assets and Liabilities, Net – 0.05%		7,564
Total Net Assets – 100.00%		$15,469,477

(a)	Foreign issued security.
(b)	The rate quoted is the annualized seven-day effective yield as of December 31, 2023.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”)  and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at value (Cost $14,080,070)	$15,461,913
Receivable for investments sold	78,889
Dividends and interest receivable	67,442
Prepaid expenses and other receivables	23,377
Receivable from the Adviser	13,601
Total assets	15,645,222

LIABILITIES:
Payable for investments purchased	96,433
Payable for audit fees	23,000
Payable for fund administration and fund accounting fees	22,895
Payable for transfer agent fees and expenses	15,279
Payable for custody fees	4,979
Payable for compliance fees	3,015
Payable for distribution fees	199
Accrued expenses and other liabilities	9,945
Total liabilities	175,745
NET ASSETS	$15,469,477

NET ASSETS CONSIST OF:
Paid-in capital	26,928,597
Total accumulated loss	(11,459,120)
Total net assets	$15,469,477

	Institutional	Investor
	Class Shares	Class Shares
Net assets	$15,416,548	$52,929
Shares issued and outstanding(1)	1,555,256	5,356
Net asset value, offering, and redemption price per share(2)	$9.91	$9.88

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Dividend income (net of withholding taxes of $227)	$2,035,100
Interest income	36,678
Total investment income	2,071,778

EXPENSES:
Investment advisory fees (See Note 3)	374,430
Fund administration and fund accounting fees (See Note 3)	136,822
Transfer agent fees (See Note 3)	67,279
Federal and state registration fees	39,238
Legal fees	24,822
Audit fees	23,000
Custody fees (See Note 3)	16,050
Compliance fees (See Note 3)	17,988
Trustees’ fees (See Note 3)	8,802
Insurance	8,734
Sub-transfer agent fees – Institutional Class	6,564
Reports to shareholders	3,177
Distribution fees – Investor Class (See Note 5)	126
Other	7,019
Total expense before waiver/reimbursement	734,051
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(228,116)
Net expenses	505,935
NET INVESTMENT INCOME	1,565,843

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(7,501,954)
Net change in unrealized appreciation (depreciation) on investments	8,545,811
Net realized and unrealized gain on investments	1,043,857
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,609,700

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$1,565,843	$2,344,953
Net realized loss on investments	(7,501,954)	(4,451,635)
Net change in unrealized appreciation (depreciation) on investments	8,545,811	(36,441,010)
Net increase (decrease) in net assets resulting from operations	2,609,700	(38,547,692)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions(1)	(91,645,690)	(2,204,981)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	(1,564,502)	(5,102,087)
Investor Class	(1,341)	(2,524)
From return of capital
Institutional Class	(48,768)	(61,243)
Investor Class	(42)	(33)
Total distributions to shareholders	(1,614,653)	(5,165,887)

NET DECREASE IN NET ASSETS	(90,650,643)	(45,918,560)

NET ASSETS:
Beginning of year	106,120,120	152,038,680
End of year	$15,469,477	$106,120,120

(1)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
Institutional Class	Shares	Amount	Shares	Amount
Issued	165,823	$1,604,120	132,022	$1,319,987
Issued to holders in reinvestment of dividends	155,563	1,382,986	499,558	4,895,443
Redeemed	(10,278,760)	(94,624,116)	(794,425)	(8,467,228)
Net increase (decrease) in Institutional Class	(9,957,374)	$(91,637,010)	(162,845)	$(2,251,798)
Investor Class
Issued	2	$14	4,181	$50,350
Issued to holders in reinvestment of dividends	156	1,384	264	2,558
Redeemed	(1,025)	(10,078)	(518)	(6,091)
Net increase (decrease) in Investor Class	(867)	(8,680)	3,927	46,817
Net increase (decrease) in shares outstanding	(9,958,241)	$(91,645,690)	(158,918)	$(2,204,981)

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2023	2022	2021	2020		2019
Institutional Class

PER SHARE DATA:
Net asset value, beginning of year	$9.21	$13.02	$10.03	$10.71		$9.21

INVESTMENT OPERATIONS:
Net investment income(1)	0.22	0.20	0.13	0.16		0.15
Net realized and unrealized
gain (loss) on investments	0.76 (2)	(3.55)	4.11	(0.64)		2.08
Total from investment operations	0.98	(3.35)	4.24	(0.48)		2.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.19)	(0.17)	(0.18)		(0.19)
Net realized gains	—	(0.26)	(1.08)	(0.02)		(0.54)
Return of capital	(0.01)	(0.01)	—	(0.00	)(3)	—
Total distributions	(0.28)	(0.46)	(1.25)	(0.20)		(0.73)
Redemption fees	—	—	—	—		—
Net asset value, end of year	$9.91	$9.21	$13.02	$10.03		$10.71

TOTAL RETURN	11.02%	-25.90%	43.09%	-4.28%		24.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (in thousands)	$15,416	$106,063	$152,009	$108,256		$43,591
Ratio of gross expenses
to average net assets:
Before expense
waiver/reimbursement	1.12%	0.88%	0.87%	1.29%		1.45%
After expense
waiver/reimbursement	0.77%	0.77%	0.77%	0.77%		0.77%
Ratio of net investment income
to average net assets	2.38%	1.88%	1.07%	1.65%		1.39%
Portfolio turnover rate(4)	150%	105%	122%	216%		149%

(1)	Calculated based on average shares outstanding during the year.
(2)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the period, and may not reconcile with the aggregate loss on the Statement of Operations due to share transactions for the year.

(3)	Amount per share is less than $0.005.
(4)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2023	2022	2021	2020		2019
Investor Class

PER SHARE DATA:
Net asset value, beginning of year	$9.19	$12.99	$10.01	$10.70		$9.20

INVESTMENT OPERATIONS:
Net investment income(1)	0.20	0.17	0.10	0.13		0.13
Net realized and unrealized
gain (loss) on investments	0.75 (2)	(3.54)	4.10	(0.64)		2.08
Total from investment operations	0.95	(3.37)	4.20	(0.51)		2.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.16)	(0.14)	(0.16)		(0.17)
Net realized gains	—	(0.26)	(1.08)	(0.02)		(0.54)
Return of capital	(0.01)	(0.01)	—	(0.00	)(3)	—
Total distributions	(0.26)	(0.43)	(1.22)	(0.18)		(0.71)
Net asset value, end of year	$9.88	$9.19	$12.99	$10.01		$10.70

TOTAL RETURN	10.73%	-26.03%	42.78%	-4.51%		24.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (in thousands)	$53	$57	$30	$18		$11
Ratio of gross expenses
to average net assets:
Before expense
waiver/reimbursement	1.58%	1.13%	1.12%	1.52%		1.70%
After expense
waiver/reimbursement	1.02%	1.02%	1.02%	1.02%		1.02%
Ratio of net investment income
to average net assets	2.13%	1.63%	0.82%	1.42%		1.14%
Portfolio turnover rate(4)	150%	105%	122%	216%		149%

(1)	Calculated based on average shares outstanding during the year.
(2)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the period, and may not reconcile with the aggregate loss on the Statement of Operations due to share transactions for the year.

(3)	Amount per share is less than $0.005.
(4)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements
December 31, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s parent company is Heitman, LLC. The Adviser may be deemed to be controlled by KE I, LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman, LLC.

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on January 1, 2018. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946, Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class. Neither class of shares have any front-end sales loads or deferred sales charges; however, both classes have a 1.00% redemption fee on shares held 30 days or less. Investor Class shares are subject to a distribution fee and a shareholder servicing fee of up to 0.25% and 0.15% of average daily net assets, respectively. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution and shareholder servicing fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.    Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Real Estate Investment Trusts (REITs)	$15,079,139	$—	$—	$15,079,139
Common Stocks	237,310	—	—	237,310
Money Market Funds	145,464	—	—	145,464
Total Investments in Securities	$15,461,913	$—	$—	$15,461,913

As of December 31, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.

B.    REITs – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property. As well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such a company.

C.    Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.    Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.    Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.    Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

G.    Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See Note 5). Sub-transfer agent fees are allocated to the Institutional Class. Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

H.    Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.    Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.    Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Investor Class (See Note 5), shareholder servicing fees – Investor Class (See Note 5), acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs, other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2030. Thereafter, the agreement may be terminated any time upon 60 days written notice and approval by the Board and the Adviser, with consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2024 to December 2024	$137,143
January 2025 to December 2025	$143,024
January 2026 to December 2026	$228,116

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2020.

As of December 31, 2023, the components of accumulated loss for income tax purposes were as follows:

Tax cost of Investments*	$14,770,615
Unrealized appreciation	$1,584,318
Unrealized depreciation	(893,020)
Net unrealized appreciation	691,298
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated loss	(12,150,418)
Total accumulated loss	$(11,459,120)

*	Tax cost of investments differs from book cost of investments due to wash sales.

As of December 31, 2023 the Fund had short-term and long-term capital loss carryovers of $7,404,920 and $4,745,498, respectively, which can be carried forward indefinitely.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. The Fund did not defer any late year losses.

Distributions to Shareholders – The Fund distributes net investment income quarterly, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2023, no reclassifications were needed.

The tax character of distributions paid for the years ended December 31, 2023 and December 31, 2022 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2023	$1,565,843	$ —	$48,810	$1,614,653
2022	$4,017,777	$1,086,834	$61,276	$5,165,887

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the year ended December 31, 2023, the Investor Class incurred expenses of $126 pursuant to the Plan.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. For the year ended December 31, 2023 the Investor Class did not incur any expenses under the plan.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be affected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2023

transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (See Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 0.77% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year end December 31, 2023, were as follows:

	Purchases	Sales
U.S. Government Securities	$ —	$ —
Other Securities	102,314,815	192,239,656

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2023, Charles Schwab and SEI Private Trust Company, for the benefit of their customers, owned 56.03% and 27.63% of the Fund, respectively.

8.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

HEITMAN US REAL ESTATE SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Heitman US Real Estate Securities Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heitman US Real Estate Securities Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 29, 2024

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2023

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Heitman US Real Estate Securities Fund (the “Fund”), and Heitman Real Estate Securities, LLC (“Heitman”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Heitman to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Heitman provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Heitman included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Heitman, including Heitman’s portfolio managers and other personnel, and the investment practices and techniques used by Heitman in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Heitman and the Fund’s total operating expenses compared with those of a peer group of registered funds; (iv) the financial condition of Heitman; (v) the costs of the services provided and Heitman’s profitability with respect to managing the Fund; (vi) the extent to which any economies of scale realized by Heitman in connection with its services to the Fund are shared with Fund shareholders; and (vii) other ancillary or “fall-out” benefits Heitman and/or its affiliates, if any, may receive based on Heitman’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by Heitman in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Heitman furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Heitman, Heitman’s personnel and business operations, marketing and distribution activity for the Fund, and compliance and operational matters related to the Fund and Heitman. The Board also considered the presentation by representatives of Heitman received at the Board’s meeting held on October 26-27, 2022.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experienced gained over time through previous interactions with Heitman in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Heitman, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Heitman under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered information about Heitman’s investment process and investment strategy for the Fund, Heitman’s approach to security selection, Heitman’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered Heitman’s trade execution capabilities and experience. The Board noted that Heitman had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Heitman, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals to service the Fund, including research, advisory and supervisory personnel. The Board further considered Heitman’s compliance program and its compliance record since the inception of the Fund, including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Heitman’s compliance program. The Board also considered the entrepreneurial and other risks assumed by Heitman in connection with the services provided to the Fund.

Based on these considerations, the Board concluded, within the context of its full deliberations, that Heitman is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the FTSE NAREIT Equity REITs Total Return Index. The Board noted the Fund outperformed the index for the five-year and since-inception periods ended June 30, 2023, but underperformed the index for the year-to-date, one-year and three-year periods. Additionally, the Board considered the Fund’s investment performance as compared to an appropriate universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Board considered that the performance data provided by Broadridge included, among other things, performance comparisons for the one-year, two-year, three-year, four-year and five-year periods ended April 30, 2023. The Board noted that the Fund’s Institutional Class shares outperformed the Performance Universe median and average for the three-year, four-year and five-year periods ended April 30, 2023, but underperformed the Performance Universe median and average for the one-year and two-year periods. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences may exist between the Fund and its peers. Additionally, at the Board’s request, Heitman identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and Heitman’s analysis of the Fund’s performance for these time periods.

Based on these considerations, the Trustees concluded that the performance results achieved by Heitman for the Fund were satisfactory given market conditions. Although past performance is not a guarantee or indication of future results, the Trustees further concluded that they continue to have confidence in Heitman’s overall capabilities to manage the Fund.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Heitman for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was lower than the Expense Group average and median.

The Board noted that Heitman reported that it does not serve as an investment adviser or sub-adviser to registered funds other than the Fund, but the Board received and considered information about the nature and extent of services offered and fee rates charged by Heitman to other types of clients. The Board considered the fee comparisons in view of any difference between Heitman’s services to the Fund and the services it provides to these other types of clients.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 fees and non-Rule 12b-1 service fees, as well as the Fund’s fee waiver and expense reimbursement arrangements. The Board noted that Heitman had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered the net operating expense ratio in comparison to the average and median of the Expense Group. The Board noted that the Fund’s net expense ratio for the Institutional Class shares was among the lowest in the category and lower than both the average and median of the Expense Group.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Peer Group may be imprecise, the comparative, independently selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board concluded that the Management Fee Rate was reasonable in light of the services covered by the Advisory Agreement and that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Heitman’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2023. The Board noted that Heitman has subsidized the Fund’s operations since inception pursuant to the Expense Limitation Agreement and has not recouped those subsidies. The Board received and considered a description of the expense allocation methodology used by Heitman in calculating profitability in connection with the continuation of the Advisory

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

Agreement. The Board also considered Heitman’s financial resources and information regarding Heitman’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement. The Board concluded that Heitman’s profit from managing the Fund had not been, and currently was not, excessive.

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board then considered information regarding whether and the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders. The Board considered that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of implementing management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Heitman and/or its affiliates, if any, as a result of Heitman’s relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Heitman confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Heitman’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Heitman, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by Heitman and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement Regarding Liquidity Risk Management Program (Unaudited)
December 31, 2023

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Heitman Real Estate Securities LLC (the “Adviser”), the investment adviser to the Heitman US Real Estate Securities Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Administrator Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 25-26, 2023, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2022 through May 31, 2023 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
December 31, 2023

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees(1)

Koji Felton	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(56 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Lead
(born 1956)		Since			Independent
		September			Trustee, F/m
		2015.			Funds Trust
(4 portfolios)
(Since 2015).
Daniel B. Willey	Trustee	Indefinite Term;	Retired.	1	None
(born 1955)		Since
September
2015.

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bancorp Fund
		July	Services, LLC (since 2007).
2021.
Officers

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and Principal	Since	U.S. Bancorp Fund	Applicable	Applicable
	Executive	July	Services, LLC (since 2005).
	Officer	2019.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited) – Continued
December 31, 2023

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Douglas Schafer	Vice	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1970)	President,	Since	U.S. Bancorp Fund	Applicable	Applicable
	Treasurer and	November	Services, LLC (since 2002).
	Principal	2023.
Financial
Officer

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bancorp Fund
	Compliance	2019.	Services, LLC (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bancorp Fund	Applicable	Applicable
		June	Services, LLC (since 2012).
2019.

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1982)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC (since 2017).
2022.

Leone Logan	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1986)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC (since 2022);
		2023.	Senior Financial Reporting
Analyst, BNY Mellon
(2014-2022).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of the date December 31, 2023, the Trust was comprised of 19 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited) – Continued
December 31, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at https://www.sec.gov/. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or on the SEC’s website at https://www.sec.gov/.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.97% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023 was 0.55% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% for the Fund.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information the Fund receives about you on applications or other forms;
•	Information you give the Fund orally; and/or
•	Information about your transactions with the Fund or others

The Fund does not disclose any non-public personal information about its customers or former customers without the customer’s authorization, except as permitted by law. The Fund may share information with affiliated and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. The Fund maintains physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
110 North Wacker Drive, Suite 4000
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Kirkland & Ellis, LLP
1301 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2023 and December 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$17,500	$17,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$5,500	$5,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The members of the audit committee, all Independent Trustees, are as follows: Koji Felton, Debra McGinty-Poteet and Daniel B. Willey.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Series Portfolios Trust

By (Signature and Title)*        /s/ Ryan L. Roell
Ryan L. Roell, President

Date               3/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Ryan L. Roell
Ryan L. Roell, President

Date 3/8/2024

By (Signature and Title)*        /s/Douglas Schafer
Douglas Schafer, Treasurer

Date 3/8/2024

* Print the name and title of each signing officer under his or her signature.